Exhibit 99.1

In this summary, references to “Pediatrix,” “the Company,” “we,” “us” and “our” refer to Pediatrix Medical Group, Inc.

The Pediatrix 2008 Incentive Compensation Plan (the “2008 Plan”) became effective on May 23, 2008, the date on which the 2008 Plan was approved by our shareholders (the “Effective Date”). The 2008 Plan provides for grants of stock options, stock appreciation rights, restricted stock, deferred stock, other stock-related awards and performance awards that may be settled in cash, stock or other property.

The following is a summary of certain principal features of the 2008 Plan. This summary is qualified in its entirety by reference to the complete text of the 2008 Plan.

Shares Available for Awards; Annual Per-Person Limitations

Under the 2008 Plan, the total number of shares of Pediatrix common stock that may be subject to the granting of awards shall be equal to 6 million shares, inclusive of the number of shares remaining available for grant under Pediatrix’s 2004 Incentive Compensation Plan (the “Prior Plan”) on the Effective Date. Any shares subject to awards of options or stock appreciation rights will be counted against this limit as one share for every one share granted whereas shares subject to any other awards will be counted as 2.2 shares for every one share granted. No further awards will be made under the Prior Plan after the Effective Date except that new awards will be permitted under the Prior Plan with respect to shares as to which related awards under the Prior Plan are forfeited, expire or terminate.

The number of shares with respect to awards previously granted under the 2008 Plan that are forfeited, expire or otherwise terminate without being exercised will again be available for delivery by adding back one share if such share was subject to an option or stock appreciation right and 2.2 shares if such share was subject to any other award. Notwithstanding the foregoing, the maximum aggregate number of shares that may be delivered as a result of “incentive stock options,” as defined in Section 422 of the Internal Revenue Code (“ISOs”), will be 6 million shares. Awards granted or shares issued in substitution for rewards or related obligations by a company acquired by us after the Effective Date do not reduce the total number of available shares under the plan.

In addition, the 2008 Plan imposes individual limitations on the amount of certain awards in part to comply with Internal Revenue Code Section 162(m). Under these limitations, during any fiscal year the number of options or stock appreciation rights granted to any one participant may not exceed 1 million shares and the number of restricted stock, deferred stock, performance shares and other stock-based awards may not exceed 750,000 shares, subject to adjustment in certain circumstances. The maximum dollar amount that may be paid to any one participant in respect of a Performance Award that is payable other than in stock with respect to a 12-month performance period is $10 million and with respect to any performance period that is more than 12 months, $10 million multiplied by the number of full 12 months in such performance period.

The Compensation Committee of our Board of Directors will administer the 2008 Plan. The Compensation Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that an extraordinary dividend or other distribution (whether in cash, shares of Pediatrix common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Pediatrix common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Compensation Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events, upon the occurrence of a change in control, or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the 2008 Plan are the officers, Directors, employees and independent contractors of Pediatrix and its related entities. An employee on leave of absence may be considered as still in the employ of Pediatrix or a related entity for purposes of eligibility for participation in the 2008 Plan.

Administration

The Compensation Committee of Pediatrix’s Board of Directors will administer the 2008 Plan. The 2008 Plan must be administered by members of our Board of Directors who are “non-employee directors” as defined by Rule 16b-3 of the Exchange Act, “outside directors” for purposes of Section 162(m) of the Internal Revenue Code, and “independent” as defined by the New York Stock Exchange (or any other national securities exchange on which any securities of Pediatrix may be listed for trading in the future). However, to the extent that our Board of Directors elects and is permitted to administer the 2008 Plan under its terms, only the “independent” members of the Board may exercise any power or authority granted to administer the 2008 Plan. Subject to the terms of the 2008 Plan, the Compensation Committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of Pediatrix common stock to which awards will relate, specify times at which awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2008 Plan and make all other determinations that may be necessary or advisable for the administration of the 2008 Plan.

Stock Options and Stock Appreciation Rights

The Compensation Committee is authorized to grant stock options, including non-qualified stock options and ISOs, which can result in potentially favorable tax treatment to the participant, and stock appreciation rights.

Stock appreciation rights may be granted without regard to any option (“Stand-Alone Stock Appreciation Rights”) or in conjunction with all or part of any option granted under the 2008 Plan (“Tandem Stock Appreciation Rights”). Stock appreciation rights entitle the participant to receive the amount by which the fair market value of a share of Pediatrix common stock on the date of exercise exceeds the grant price of the stock appreciation right, as determined by the Compensation Committee.

The exercise price per share of an option and the grant price of a stock appreciation right must not be less than 100% of the fair market value of a share of Pediatrix common stock on the date of grant or, in the case of a Tandem Stock Appreciation Right, less than the associated option exercise price. For purposes of the 2008 Plan, the term “fair market value” means the fair market value of Pediatrix common stock, awards or other property as determined by the Compensation Committee or under procedures established by the Compensation Committee. Unless otherwise determined by the Compensation Committee or Pediatrix’s Board of Directors, the fair market value of Pediatrix common stock as of any given date shall be the closing sales price per share of Pediatrix common stock as reported on the principal stock exchange or market on which Pediatrix common stock is traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Compensation Committee on the date the award is granted) or, if there is no sale on that date, the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Compensation Committee except that no option or stock appreciation right may have a term exceeding 10 years. Options may be exercised by payment of the exercise price in cash, shares, outstanding awards or other property, as the Compensation Committee may determine from time to time. Methods of exercise and settlement and other terms of the stock appreciation rights are determined by the Compensation Committee. A Tandem Stock Appreciation Right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem Stock Appreciation Right may only be exercised when the related option would be exercisable and the fair market value of the shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem Stock Appreciation Right will no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised and any Tandem Stock Appreciation Right will no longer be exercisable to the extent the related option has been exercised.

Restricted and Deferred Stock

The Compensation Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Pediatrix common stock which may not be sold or disposed of for a specified period, and with a risk of forfeiture and other restrictions specified by the Compensation Committee. Risks of forfeiture may include continuous service requirements and performance requirements, among others. A participant granted restricted stock generally has all of the rights of a shareholder of Pediatrix, unless otherwise determined by the Compensation Committee. An award of deferred stock confers upon a participant the right to receive shares of Pediatrix common stock at the end of a specified deferral period, and may be subject to possible risks of forfeiture of the award as the Compensation Committee may determine. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Pediatrix common stock, other awards or other property equal in value to dividends paid on a specific number of shares of Pediatrix common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Pediatrix common stock, awards or otherwise as specified by the Compensation Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The Compensation Committee is authorized to grant shares of Pediatrix common stock as a bonus free of restrictions, or to grant shares of Pediatrix common stock or other awards in lieu of Pediatrix obligations to pay cash under the 2008 Plan or other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify.

Other Stock-Based Awards

The Compensation Committee is authorized to grant awards under the 2008 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Pediatrix common stock. The Compensation Committee determines the terms and conditions of such awards. Except for certain limited situations, other stock-based awards subject solely to future service requirements shall be subject to restrictions for a period of not less than three years from the date of the grant, but may vest on a pro-rata basis over such three-year period.

Performance Awards

The right of a participant to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Compensation Committee. In addition, the 2008 Plan authorizes the Compensation Committee to grant specific performance awards, which represent a conditional right to receive cash, shares of Pediatrix common stock or other awards upon achievement of certain performance goals during a relevant performance period. The performance criteria and the length of the performance period will be determined by the Compensation Committee upon the grant of each performance award. Performance awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Compensation Committee, on a deferred basis.

Performance awards granted to persons whom the Compensation Committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the Compensation Committee, be subject to provisions that are intended to qualify such awards as “performance-based compensation” not subject to the limitation on tax deductibility by Pediatrix under Internal Revenue Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means Pediatrix’s chief executive officer and each other person whose compensation is required to be disclosed in Pediatrix’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers of Pediatrix as of the end of a taxable year. If and to the extent required under Section 162(m) of the Internal Revenue Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Internal Revenue Code is to be exercised by the Compensation Committee, not Pediatrix’s Board of Directors.

Subject to the requirements of the 2008 Plan, the Compensation Committee will determine performance award terms, including the required levels of performance with respect to specified objective business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. One or more of the following business criteria for Pediatrix, on a consolidated basis, and/or for related entities, or for business or geographical units of Pediatrix and/or a related entity (except with respect to the total shareholder return and earnings per share criteria), will be used by the Compensation Committee in establishing performance goals for performance awards to “covered employees” that are intended to qualify under Section 162(m): (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a share of our common stock. Any of the above goals may be determined on an absolute or relative basis in comparison to prior periods or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. Performance goals must be established not later than 90 days after the beginning of the performance period applicable to the performance awards or at such other date as may be required for performance-based compensation treatment under Section 162(m).

After the end of each performance period, the Compensation Committee will determine and certify whether the performance goals have been achieved. The Compensation Committee will exclude the impact of an event or occurrence, or otherwise make adjustments to the performance goals, which the Compensation Committee determines should appropriately be excluded or made to avoid unanticipated results or to otherwise ensure that the results are determined in a manner consistent with the intention of the Compensation Committee at the time it established the goals, including, without limitation, exclusions or adjustments for (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of Pediatrix or not within the reasonable control of Pediatrix’s management, or (iii) a change in accounting standards required by generally accepted accounting principles. The Compensation Committee may, in its discretion, determine that the amount payable as a performance award will be increased (except in the case of a covered employee) or reduced from the amount of any potential award.

Other Terms of Awards

Generally, restricted stock awards, deferred stock awards, performance awards valued by reference to Pediatrix common stock and other stock-based awards that are not subject to performance-based vesting requirements must vest over a period of not less than three years from date of grant (but permitting pro-rata vesting over such time) and that are subject to performance-based vesting requirements must vest over a period of not less than one year.

Awards may be settled in the form of cash, shares of Pediatrix common stock, other awards or other property, in the discretion of the Compensation Committee. The Compensation Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Compensation Committee may establish, provided that such deferral will satisfy the requirements of Section 409A of the Internal Revenue Code. The Compensation Committee is authorized to place cash, shares of Pediatrix common stock or other property in trusts or make other arrangements to provide for payment of Pediatrix’s obligations under the 2008 Plan. Pediatrix is authorized to provide that a portion of any shares of Pediatrix common stock or other property to be distributed will be withheld (or previously acquired shares of Pediatrix common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2008 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Compensation Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Exchange Act.

If any award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Internal Revenue Code, then the award will be subject to additional restrictions on payment and other requirements if and to the extent required to comply with Section 409A.

Awards under the 2008 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Compensation Committee may, however, grant awards in exchange for other awards under the 2008 Plan awards or under other Company plans, or other rights to payment from Pediatrix, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control

Subject to certain limitations, the Compensation Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award. In the event of a “change in control” of Pediatrix, as defined in the 2008 Plan, and only to the extent provided in any employment or other agreement between the participant and Pediatrix or any related entity, or in any award agreement, or to the extent otherwise determined by the Compensation Committee in its sole discretion in each particular case, (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the change in control will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, deferred stock award or an other stock-based award subject only to future service requirements will lapse and such awards will be deemed fully vested; and (iii) performance goals and conditions applicable to any outstanding award will be deemed met as of the date of the change in control.

Adjustments, Amendment and Termination

Subject to certain limitations, the Compensation Committee is authorized to make adjustments and alterations to awards (including, in some cases, in a manner adverse to a participant) in connection with a change in control, stock dividends or distributions, recapitalizations, mergers and other corporate events, as well as in recognition of other unusual or nonrecurring events affecting Pediatrix or its related entities and changes in financial reporting, laws, regulations, taxes, business strategy and other matters. Pediatrix’s Board of Directors may amend, alter, suspend, discontinue or terminate the 2008 Plan or the Compensation Committee’s authority to grant awards without further shareholder approval (and the Compensation Committee may alter, amend or terminate any award including, in any case, in a manner adverse to the rights of a participant under an outstanding award), except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of the New York Stock Exchange or any stock exchange or quotation system on which shares of Pediatrix common stock are then listed or quoted, including any change in the exercise price of an option if such change would constitute a repricing under such rules. Thus, shareholder approval may not necessarily be required for every amendment to the 2008 Plan which might increase the cost of the 2008 Plan or alter the eligibility of persons to receive awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although Pediatrix’s Board of Directors may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. The 2008 Plan will terminate at the earliest of (i) such time as no shares remain available for issuance under the 2008 Plan,

(ii) termination of the 2008 Plan by Pediatrix’s Board of Directors or (iii) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the 2008 Plan shall remain in effect until they have been exercised or terminated, or have expired.